Exhibit 10.2

Path 1 Network Technologies Inc. 6215 Ferris Square, Suite 140 San Diego, CA 92121 Phone 858.450.4220 Fax 858.450.4203 www.path1.com

Path 1 Network Technologies, Inc. (“Path1”) has conducted a good faith search of files and documents in their possession or control, and has provided to Great Links G.B. Limited Liability Company (“GreatLinks”) all original inventor assignments and ribbon patents and patent certificates in its possession or control (except for those indicated below), and does not knowingly retain any original documents described in the Patent Purchase Agreement entered into by and between Path1 and GreatLinks on November 17, 2006.

In the event any of the following original documents are located or discovered by Path1 to be in its possession or control, Path1 will immediately notify GreatLinks and forward the original documents to the notice address specified in the Patent Purchase Agreement:

Inventor assignment of 09/222,183 (6,141,355) from Palmer, Fellman, Cruz to Path 1

Network Technologies, Inc. as recorded at 009882/0542 on March 29, 1999

Inventor confirmatory assignment of 09/136,706 (6,215,797) from Fellman, Cruz to Path

1 Network Technologies, Inc. as recorded at 010195/0851 on August 26, 1999

Inventor assignment of 09/224,577 (6,246,702) from Fellman, Cruz, Palmer to Path 1

Network Technologies, lnc. as recorded at 009775/0373 on February 22, 1999

Inventor assignment of 10/688,787 from Fellman, Cruz, Palmer, Schade to Path 1

Network Technologies, Inc. as recorded at 014478/0436 on March 30, 2004

Inventor assignment of 10/141,630 (6,704,329) from Martin to Path 1 Network

Technologies, Inc. as recorded at 013185/0842 on August 12, 2002

EXECUTED on this 20th day of December, 2006.

PATH 1 NETWORK TECHNOLOGIES, INC.

By:	/s/ Lester S. Briney	(notary)
Name:	Lester S. Briney
Its:	VP of Engineering & Operations

State of California, County of SAN DIEGO Subscribed and sworn to (or affirmed) before me on this 20th day of December, 2006 by LESTER S. BRINEY personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature:	/s/ Angel Pado Antonio